*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2020. Meeting Information CARDTRONICS PLC Meeting Type: Annual General Meeting For holders as of: March 18, 2020 Date: May 13, 2020 Time: 6:00 PM London Time Location: Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL United Kingdom You are receiving this communication because you hold CARDTRONICS PLC shares in the company named above. 2050 WEST SAM HOUSTON PARKWAY SOUTH SUITE 1300 This is not a ballot. You cannot use this notice to vote these HOUSTON, TEXAS 77042 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D01054-P34642

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF ANNUAL GENERAL MEETING PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

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— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. To elect three Class I directors, Douglas L. Braunstein, 5. To authorize our Audit Committee to determine our U.K. Michelle Moore and G. Patrick Phillips, each by separate statutory auditors’ remuneration; ordinary resolution, to our Board of Directors to serve until the 2023 Annual General Meeting of Shareholders; 6. To approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the proxy Nominees: statement; 1a. Douglas L. Braunstein 7. To approve the terms of the agreements and counterparties pursuant to which we may purchase our Class A ordinary shares; 1b. Michelle Moore 8. To approve the Directors’ remuneration policy on future pay, as set out in the Annual Reports and 1c. G. Patrick Phillips Accounts; 9. To approve, on an advisory basis, the directors’ 2. To elect one Class II director, Rahul Gupta, by ordinary remuneration report (other than the directors resolution, to our Board of Directors to serve until the remuneration policy) for the fiscal year ended December 2021 Annual General Meeting of Shareholders; 31, 2019; and 3. To ratify, on an advisory basis, our Audit Committee’s 10. To receive our U.K. Annual Reports and Accounts for the selection of KPMG LLP (U.S.) as our U.S. independent fiscal year ended December 31, 2019, together with the registered public accounting firm for the fiscal year reports of the auditors therein. ending December 31, 2020; NOTE: In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting 4. To re-appoint KPMG LLP (U.K.) as our U.K. statutory or any adjournments or postponements thereof. auditors under the U.K. Companies Act 2006, to hold office until the conclusion of the next annual general meeting of shareholders at which accounts are presented to our shareholders; D01056-P34642

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